UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 27, 2005


                         COMMUNITY FIRST BANCORPORATION




Incorporated under the     Commission File No. 000-29640      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                              58-2322486




                            3685 Blue Ridge Boulevard

                         Walhalla, South Carolina 29691

                            Telephone: (864) 638-2105




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 1 -- Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement


On April 27, 2005, the Company entered into a contract with Trehel Corporation for the construction of a new headquarters building to be located in Seneca, South Carolina. The building will also house an additional banking office, the mortgage lending staff, and the Company's executive officers, and is expected to cost approximately $1,700,000. Occupancy is anticipated in the second quarter of 2006.

Section 9 -- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 10 -- Construction Contract, dated April 27, 2005 between the Company and Trehel Corporation





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COMMUNITY FIRST BANCORPORATION
                                   (Registrant)



Date: August 11, 2005              By: /s/ Frederick D. Shepherd, Jr.
                                       ---------------------------------------
                                       Frederick D. Shepherd, Jr., President and
                                       Chief Executive Officer (also principal
                                       accounting officer)

























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                                  EXHIBIT INDEX

Exhibit 10 Construction Contract, dated April 27, 2005 between the Company and Trehel Corporation